UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
December 3, 2025
Date of report (Date of earliest event reported)
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SEI INVESTMENTS COMPANY
(Exact name of registrant as specified in its charter)
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Pennsylvania	0-10200	23-1707341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices and Zip Code)
(610) 676-1000
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On December 3, 2025, SEI Investments Company (the "Company") announced the completion of the first stage of its strategic investment in Stratos Wealth Holdings ("Stratos"), a family of companies focused on supporting the success of financial advisors across business models and affiliation structures. SEI-Eclipse Holding Company, LLC, a newly formed entity, purchased the U.S.-based Stratos business for approximately $440.8 million, representing approximately 81% of the total transaction value. Subject to applicable regulatory approval and other customary closing conditions, the second stage of the transaction to purchase the Mexico-based NSC business is expected to close in 2026. The definitive agreement for the acquisition was previously disclosed on July 18, 2025.
A copy of the Company's press release related to the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information furnished pursuant to Item 7.01 and Exhibit 99.1 hereof shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing. The information furnished pursuant to Item 7.01 and Exhibit 99.1 hereof is not intended to, and does not, constitute a determination or admission by the Company that such information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.
This Current Report on Form 8-K and press release filed as Exhibit 99.1 contain forward-looking statements within the meaning or the rules and regulations of the United States Securities and Exchange Commission. In some cases, you can identify forward-looking statements by terminology, such as "may," "will," "expect," "believe" and "continue" or "appear." SEI’s forward-looking statements include its current expectations as to:
•the benefits that SEI’s clients may derive from its capabilities;
•the going-forward operating model for Stratos;
•SEI’s ability to realize the various aspects of its strategic rationale for the Stratos partnership;
•the benefits that Stratos may derive from SEI’s investment and capabilities; and
•the degree to which the put/call features of the transaction will be exercised.
You should not place undue reliance on the forward-looking statements, as they are based on the current beliefs and expectations of SEI’s management and subject to significant risks and uncertainties, many of which are beyond the control of SEI’s management and are subject to change. Although SEI’s management believes the assumptions upon which it bases SEI’s forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in SEI’s forward-looking statements can be found in the “Risk Factors” section of SEI’s Annual Report on Form 10-K for the year ended Dec. 31, 2024, filed with the Securities and Exchange Commission.
Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of SEI Investments Company dated December 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI INVESTMENTS COMPANY

Date:	December 3, 2025	By:	/s/ Sean J. Denham
Sean J. Denham Chief Financial and Operating Officer